Exhibit 10.2

RUBY DEVELOPMENT COMPANY
P.O. Box 1241
Grass Valley, CA  95945
530-478-0321
January 26, 2011

Perry Leopold, CEO
North Bay Resources Inc.
P.O. Box 162
Skippack, PA  19474
215-661-1100

Option Amendment No. 1

Dear Perry,

As per our discussions, this writing will be Option Amendment No. 1.  The following amended terms and conditions are hereby incorporated in and made a part of the Option Agreement and Option Addendum dated September 1, 2010, (herein collectively referred to as the “Option”) on property known as the Ruby Gold Mine Old Henness Pass.  North Bay Resources Inc. is referred to as “Optionee” or “North Bay” and Ruby Development Company is referred to as “Optionor”.

1.  The termination date of the warrants provided in Paragaph b of Section 2 ADDITIONAL OPTION CONSIDERATION of the Option Addendum is hereby extended to December 30, 2015.  North Bay shall prepare and deliver a revised warrant certificate to Optionor within THIRTY (30) days.

2.  The amount of the Option extension payment payable on or before February 1, 2011, as provided in Paragaph b of Section 5 ADDITIONAL OPTION CONSIDERATION of the Option Addendum, is hereby reduced to TEN THOUSAND DOLLARS ($10,000.00).

3.  Paragaph c of Section 5 ADDITIONAL OPTION CONSIDERATION of the Option Addendum is hereby deleted in its entirety and replaced with the following:

"c.  Optionee shall pay additional Option extension payments totaling ONE HUNDRED FORTY THOUSAND DOLLARS ($140,000.00) as follows:  TEN

THOUSAND DOLLARS ($10,000.00) payable on March 1, 2011, THIRTY THOUSAND DOLLARS ($30,000.00) payable on April 1, 2011, FIFTY THOUSAND DOLLARS ($50,000.00) payable on May 1, 2011, and FIFTY THOUSAND DOLLARS ($50,000.00) payable on June 1, 2011;"

The foregoing terms and conditions are hereby agreed to and the undersigned acknowledge receipt of a copy of this document.

Date: January 26, 2011	Date: January 26, 2011

Optionee	Optionor:
NORTH BAY RESOURCES INC.	RUBY DEVELOPMENT COMPANY

By: /s/ Perry Leopold	By: /s/ W.R. Frederking
Perry Leopold, CEO	W. R. “Rick” Frederking, Partner